[Insert Design]


                                Midas Fund, Inc.




                          Prospectus dated May 1, 1999



Midas Fund, Inc. seeks primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund pursues its objective by investing primarily in companies involved with gold, silver, platinum or other natural resources and gold, silver and platinum bullion. There can be no assurance that the Fund will achieve its objective.

           NEWSPAPER LISTING. Shares of the Fund are sold at the net asset value per share which is shown daily in the mutual fund section of newspapers nationwide under the heading "Midas Fund."

This prospectus contains information you should know about the Fund before you invest. Please keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                                    CONTENTS

INVESTMENT OBJECTIVE AND STRATEGY.............................................2

MAIN RISKS....................................................................2

PAST PERFORMANCE..............................................................3

FEES AND EXPENSES OF THE FUND.................................................4

PORTFOLIO MANAGEMENT..........................................................4

DISTRIBUTION AND SHAREHOLDER SERVICES.........................................4

FINANCIAL HIGHLIGHTS..........................................................5

PURCHASING SHARES.............................................................5

REDEEMING SHARES..............................................................6

ACCOUNT AND TRANSACTION POLICIES..............................................7

DISTRIBUTIONS AND TAXES.......................................................8

FOR MORE INFORMATION.................................................Back Cover

                        INVESTMENT OBJECTIVE AND STRATEGY

Midas Fund seeks primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund pursues its objective by investing primarily in domestic or foreign companies involved with gold, silver, platinum or other natural resources and gold, silver and platinum bullion.

The Fund will invest at least 65% of its total assets in (i) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (ii) gold, silver and platinum bullion. Additionally, up to 35% of the Fund's total assets may be invested in securities of companies that derive a portion of their gross revenues, directly or indirectly, from the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources, in securities of selected growth companies, and in securities issued by the U.S. Government, its agencies or instrumentalities.

In making investments for the Fund, management may consider, among other things, the ore quality of metals mined by a company, a company's mining, processing and fabricating costs and techniques, the quantity of a company's unmined reserves, quality of management, and marketability of a company's equity or debt securities. Management will emphasize the potential for growth of the proposed investment, although it may also consider an investment's income generating capacity as well. A stock is typically sold when, in the opinion of the portfolio management team, its potential to meet the Fund's investment objective is limited, or exceeded by another potential investment.

The Fund may borrow money to purchase securities and may engage in short selling where risk of loss is potentially unlimited. The Fund may utilize other investments and investment techniques that may impact Fund performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their values from other securities or commodities or that are based on indices). The Fund may also lend portfolio securities to other parties. Additionally, the Fund may invest in special situations such as liquidations and reorganizations.

The Fund may, from time to time, under adverse market conditions take temporary defensive positions such as investing some or all of its assets in cash and cash equivalents, money market securities, short-term bonds, repurchase agreements, and convertible bonds. When the Fund takes such temporary defensive positions, the Fund may not achieve its investment objective.

                                   MAIN RISKS

Precious Metals Price. The primary risk affecting this Fund's performance is that its investments are linked to the prices of gold, silver, platinum and other resources. These prices can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments. Economic, political, or other conditions affecting one of the major sources of gold, silver, platinum and other resources could have a substantial effect on supply and demand in countries throughout the world.

Mining. Resource mining by its nature involves significant risks and hazards. Even when a resource mineralization is discovered, there is no guarantee that the actual reserves of a mine will increase. Exploratory mining can last over a number of years, incur substantial costs, and not lead to any new commercial mining. Resource mining runs the risk of increased environmental, labor or other costs in mining due to environmental hazards, industrial accidents, labor disputes, discharge of toxic chemicals, fire, drought, flooding and other natural acts. Changes in laws relating to mining or resource production or sales could also substantially affect resource values.

Market. The market risks associated with investing in the Fund are those related to fluctuations in the value of the Fund's portfolio. A potential risk in investing in stocks is that stock value will go up and down according to stock market movements and you could lose money. However, you also have the potential to make money. Also, investing in stocks involves a greater risk of loss of income than bonds because stocks may not pay dividends.

Non-Diversification. The Fund is non-diversified which means that more than 5% of the Fund's assets may be invested in the securities of one issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. If this situation occurs, investing in the Fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in the Fund's total return.

Foreign Investment. The Fund can be exposed to the unique risks of foreign investing. Political turmoil and economic instability in the countries in which the Fund invests could adversely affect the value of your investment. Also, if the value of any foreign currency in which the Fund's investments are denominated declines relative to the U.S. dollar, the value and total return of your investment in the Fund may decline as well. Foreign investments, particularly investments in emerging markets, carry added risks due to inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates.

Portfolio Management. The portfolio manager's skill in choosing appropriate investments for the Fund will determine in large part whether the Fund achieves its investment objectives.

Active Trading. The Fund expects to trade securities actively. This strategy could increase transaction costs, reduce performance, and may result in taxable distributions.

Illiquid Securities. The Fund may invest up to 15% of its assets in illiquid securities. Potential risks from investing in illiquid securities are that illiquid securities can be more difficult to value than more widely traded securities and the prices realized from the sales of illiquid securities may be less than if such securities were more widely traded.

Lending. The Fund may lend portfolio securities to borrowers for a fee. Securities may only be lent if the Fund receives collateral equal to the market value of the assets lent. Some risk is involved if the borrowers suffer financial problems and are unable to return the assets lent.

Interest Rates. The Fund's bond investments are affected by interest rates. When interest rates rise, the prices of bonds typically fall in proportion to their duration. Duration, expressed in years, is based on the estimated payback period, or "duration," of a bond and is the most widely used gauge of sensitivity to interest rate change.

Year 2000. The Fund could be adversely affected if computer systems used by Midas Management Corporation and the Fund's other service providers do not properly process and calculate date-related information on and after January 1, 2000. Midas Management Corporation is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. There could be a negative impact on the Fund. While the Fund cannot, at this time, predict the degree of impact, it is possible that foreign markets will be less prepared than U.S. markets.

                                PAST PERFORMANCE

The bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The table compares the Fund's average annual returns for the 1, 5 and 10 year periods with those of the Standard & Poor's 500 Stock Index ("S&P 500") and Morningstar Precious Metals Fund Average ("PMFA"). The S&P 500 is an index that is unmanaged and fully invested in common stocks. The PMFA is an equally weighted average of the 22 managed precious metals funds tracked by Morningstar. Both the bar chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not necessarily an indication of future performance.

             YEAR-BY-YEAR TOTAL PERCENT RETURN AS OF 12/31 EACH YEAR

                               [GRAPHIC OMITTED]

1989: 21.88,  1990: (16.99),  1991: (0.20),  1992: (7.16),  1993:  99.24
1994: (17.27),  1995: 36.73,  1996: 21.22,  1997: (59.03),  1998: (28.44)




                                  Best Quarter
                                 (4/93 - 6/93) =
                                     36.64%

                                  Worst Quarter
                                (10/97 - 12/97) =
                                    (40.90)%

           Average annual total return for the periods ended 12/31/98

                            1 Year                5 Years             10 Years
                            ------                -------             --------
 Midas Fund                (28.44)%              (16.62)%             (2.82)%
   S&P 500                  28.58%                24.05%               19.20%
    PMFA                   (11.35)%              (12.91)%             (3.27)%

                          FEES AND EXPENSES OF THE FUND

As an investor, you pay certain fees and expenses in connection with the Fund, which are described in the following tables. Shareholder fees are paid out of your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price.

                                Shareholder Fees
                    (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)........................................NONE
Maximum Deferred Sales Charge (Load)....................................... NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends................ NONE
Redemption Fee within 30 days of purchase..................................1.00%

                         Annual Fund operating expenses
(expenses that are deducted from Fund assets)( as % of average daily net assets)

Management fees.........................................................  1.00%
Distribution and Service (12b-1) fees...................................  0.25%
Other expenses..........................................................  1.08%
                                                                          -----
Total Annual Fund Operating Expenses....................................  2.33%

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds:

                                                                           One      Three      Five       Ten
The example  assumes that you invest  $10,000 in the Fund for the          Year     Years      Years     Years
time periods  indicated and then redeem all of your shares at the end  of  those  periods.  The  Example  also  assumes  that  your investment  has  a 5%  return  each  year  and  that  the  Fund's operating  expenses  remain the same.  Although your actual costs may be higher or lower,  based on these  assumptions  your  costs
would be:................................................................ $ 236     $ 727     $ 1,245   $ 2,666
                                                                          ======================================

                              PORTFOLIO MANAGEMENT

Midas Management Corporation is the investment manager. It regularly furnishes advice with respect to portfolio transactions and provides all services necessary for the proper conduct of the Fund's business and administration. It is located at 11 Hanover Square, New York, New York 10005. Generally, the Fund pays the investment manager a management fee based on the average daily net assets of the Fund, at the annual rate of 1% on the first $200 million and declining thereafter as a percentage of average daily net assets. During the fiscal year ended December 31, 1998, investment management fees paid by the Fund represented approximately 1.00% of average daily net assets.

Lion Resource Management Limited is the subadviser. Mr. Kjeld Thygesen, the subadviser's Managing Director, has been the Fund's portfolio manager since January 1992 and currently serves as the Fund's portfolio manager together with the investment manager's Investment Policy Committee. Mr. Thygesen has been a Managing Director of the subadviser since 1989. Its principal business address is 7 - 8 Kendrick Mews, London, U.K. SW7 3HG. The subadviser advises and consults with the investment manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such investments. The subadviser also provides the investment manager with advice as to allocating the Fund's portfolio assets among various countries, including the United States, and among equities, bullion, and other types of investments, including recommendations of specific investments. The investment manager, not the Fund, pays the subadviser monthly a percentage of the investment manager's net fees based upon the Fund's performance and net assets.

                      DISTRIBUTION AND SHAREHOLDER SERVICES

Investor Service Center, Inc. is the distributor of the Fund and services shareholder accounts. The Fund has adopted a plan under Rule 12b-1 and pays the distributor a distribution or 12b-1 fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. These fees are paid out of the Fund's assets on an ongoing-basis. Overtime these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                              FINANCIAL HIGHLIGHTS

This table describes the Fund's performance for the past five years. The fiscal year end is December 31. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The figures for the periods shown, with the exception of 1994, were audited by Tait, Weller & Baker, the Fund's independent accountants, whose report, along with the Fund's financial statements, are
included   in  the   Annual   Report,   which   is   available   upon   request.

                                                                         Years Ended December 31,

                                                             1998*            1997*           1996*           1995*           1994
                                                             -----            -----           -----           -----           ----
PER SHARE DATA
Net asset value, beginning of period......................   $2.11            $5.15           $4.25           $3.32          $4.16
                                                             -----            -----           -----           -----          -----
Income from investment operations:
Net investment loss.......................................     -             (0.03)          (0.05)          (0.06)          (0.05)
Net realized and unrealized gain (loss) on investments....   (0.60)          (3.01)           0.95            1.28           (0.67)
                                                             ------          ------           ----            ----           ------
  Total from investment operations........................   (0.60)          (3.04)           0.90            1.22           (0.72)
Less distributions:
Distributions from net realized gains.....................     -                -               -            (0.29)          (0.12)
  Total distributions.....................................     -                -               -            (0.29)          (0.12)
                                                                                                             ------          ------
Net asset value, end of period............................   $1.51            $2.11           $5.15           $4.25          $3.32
                                                             =====            =====           =====           =====          =====
TOTAL RETURN..............................................  (28.44)%        (59.03)%         21.22%          36.73%         (17.27)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)......................  $87,841         $100,793        $200,457         $15,753         $7,052
Ratio of expenses to average net assets(a) (b):...........   2.33%            1.90%           1.63%           2.26%          2.15%
Ratio of net investment loss to average net assets(c):....  (0.02)%          (0.72)%         (0.92)%         (1.47)%        (1.26)%
Portfolio turnover rate ..................................    27%              50%             23%             48%            53%

*Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Expense ratio prior to reimbursement by the investment manager was 2.15%, 1.83%, and 2.52% for the years ended December 31, 1997, 1996, and 1995. (b) Expense ratio after transfer agent and custodian credits was 2.30%, 1.88%, 1.61% and 2.25% for the years ended December 31, 1998, 1997, 1996 and 1995. Prior to 1995, such credits were reflected in the expense ratio. (c) Ratio prior to reimbursement by the investment manager was (0.97)%, (1.12)%, and (1.73)% for the years ended December 31, 1997, 1996, and 1995.

                                PURCHASING SHARES

Your price for Fund shares is the Fund's next calculation, after the order is placed, of net asset value (NAV) per share which is determined as of the close of regular trading on the New York Stock Exchange (currently, 4 p.m. eastern time) each day the exchange is open. The Fund's shares will not be priced on the days on which the exchange is closed for trading. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's board.

Opening Your Account.

By check. Complete and sign the Account Application that accompanies this prospectus and mail it, along with your check made payable to Midas Fund, to Investor Service Center, Box 419789, Kansas City, MO 64141-6789 (see Minimum Investments below).

By wire. Call toll-free 1-800-400-MIDAS, to give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, and to be assigned a Midas Fund account number. You may then purchase shares by requesting your bank to transmit immediately available funds ("Federal funds") by wire to: United Missouri Bank NA, ABA #10-10-00695; for Account 98-7052-724-3; Midas Fund. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Investor Service Center, Box 419789, Kansas City, MO 64141-6789. This service is not available on days when the Federal Reserve wire system is closed (see Minimum Investments below).

                               Minimum Investments

Account Type                    Initial     Subsequent  Account Type             Initial     Subsequent
------------                    -------     ----------  ------------             -------     ----------
Regular account                  $1,000        $100     SIMPLE IRA                $1,000        $100
Uniform Gifts/Transfers          $1,000        $100     Rollover IRA              $1,000        $100
to Minors Act custody
accounts
Traditional IRA                  $1,000        $100     403(b) plan               $1,000        $100
Roth IRA                         $1,000        $100     Education IRA              $500         N/A
SEP-IRA                          $1,000        $100     Automatic Investment       $100         $100
                                                        Program
-----------------------------  ----------  -----------  ----------------------  ----------  ------------

Checks must be payable to Midas Fund in U.S. dollars. Third party checks cannot be accepted. You may be charged a fee for any check that does not clear.

IRAs and retirement accounts. For more information about the IRAs and retirement accounts listed above, please call toll-free 1-800- 400-MIDAS.

Automatic Investment Program. With the Automatic Investment Program, you can establish a convenient and affordable long term investment program through one or more of the plans explained below. Minimum investments described above are waived for each plan since they are designed to facilitate an automatic monthly investment of $100 or more into your Fund account.


 ....................................  ..........................................
Bank  Transfer  Plan                  For making  automatic  investments  from a
                                      designated  bank account.
 ....................................  ..........................................
Salary  Investing  Plan               For   making   automatic   investments
                                      through  a  payroll deduction.
 ....................................  ..........................................
Government Direct  Deposit  Plan      For  making  automatic  investments  from
                                      your federal  employment, Social Secutity
                                      or other regular federal government check.
 ....................................  ..........................................

The Fund reserves the right to redeem any account if participation in the program ends and the account's value is less than $1,000 due to redemptions.

For more information, or to request the necessary authorization form, please call toll-free 1-800-400-MIDAS. You may modify or terminate the Bank Transfer Plan at any time by written notice received 10 days prior to the scheduled investment date. To modify or terminate the Salary Investing Plan or Government Direct Deposit Plan, you should contact your employer or the appropriate U.S. Government agency, respectively.

Adding to Your Account.

By check. Complete a Midas FastDeposit form and mail it, along with your check, made payable to Midas Fund, to Investor Service Center, Box 419789, Kansas City, MO 64141-6789 (see Minimum Investments above). If you do not use that form, include a letter indicating the account number to which the subsequent investment is to be credited, and the name of the registered owner.

By Electronic Funds Transfer (EFT). Call toll-free 1-800-400-MIDAS. The bank you designate on your Account Application or Authorization Form will be contacted to arrange for the EFT, which is done through the Automated Clearing House system, to your Fund account. Requests received by 4 p.m., eastern time, will ordinarily be credited to your Fund account on the next business day. Your designated bank must be an Automated Clearing House member and any subsequent changes in bank account information must be submitted in writing with a voided check (see Minimum Investments above).

By wire. Subsequent investments by wire may be made at any time without having to call by simply following the same wiring procedures above (see Minimum Investments above).
                                REDEEMING SHARES

Generally, you may redeem by any of the methods explained below. Requests for redemption should include the following information:

      o      name of the registered owner(s) of the account
      o      account number
      o      Fund name
      o      amount you want to sell
      o      name and address or wire information of person to receive proceeds

In some instances, a signature guarantee may be required. Signature guarantees help prevent against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

By mail. Write to Investor Service Center, Box 419789, Kansas City, MO 64141-6789, and request the specific amount to be redeemed. The request must be signed by the registered owner(s) and additional documentation may be required.

By telephone. Call toll-free 1-800-400-MIDAS, to expedite redemption of Fund shares.

By EFT. Call toll-free 1-800-400-MIDAS and request the specific amount to be redeemed through EFT. You may redeem as little as $250 worth of shares by requesting EFT service. EFT proceeds are ordinarily available in your bank account within two business days.

By wire. Call toll-free 1-800-400-MIDAS and request the specific amount to be redeemed by wire.

Systematic Withdrawal Plan. If your shares have a value of at least $20,000 you may elect automatic withdrawals from your Fund account, subject to a minimum withdrawal of $100. All dividends and distributions are reinvested in the Fund.

                        ACCOUNT AND TRANSACTION POLICIES

Order execution. Orders to buy and sell shares are executed at the next NAV calculated after the order has been received in proper form. Orders received on Fund business days by 4 p.m., eastern time, will be executed from your account that day. Orders received after 4 p.m., eastern time, will be executed from your account on the next Fund business day.

Redemption fee. The Fund is designed as a long term investment, and short term trading is discouraged. If shares of the Fund held for 30 days or less are redeemed or exchanged, the Fund will deduct a redemption fee equal to one percent of the NAV of shares redeemed or exchanged. Redemption fees are paid to the Fund.

Redemption payment. Payment for shares redeemed will ordinarily be made within seven days after receipt of the redemption request in proper form.

Accounts with below-minimum balances. If your account balance falls below $500 as a result of selling shares and not because of market action, the Fund reserves the right, upon 45 days' notice, to close your account or request that you buy more shares.

Telephone privileges. The Fund accepts telephone orders from all shareholders and guards against fraud by following reasonable precautions such as requiring personal identification before carrying out shareholder requests. You could be responsible for any loss caused by an order which later proves to be fraudulent. The Fund is not liable as long as the Fund follows reasonable procedures.

Assignment. Fund shares may be transferred to another owner. Instructions are available from by calling toll-free 1-800-400-MIDAS.

                             DISTRIBUTIONS AND TAXES

Distributions. The Fund pays its shareholders dividends from its net investment income and distributes net capital gains that it has realized, if any. Each of these distributions, if any, is paid out once a year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise by calling toll-free 1-800-400-MIDAS.

Taxes. Generally, you will be taxed when you sell shares, exchange shares and receive distributions (whether reinvested or taken in cash). Typically, your tax treatment will be as follows:


Transaction                                                  Tax treatment
Income dividends.............................................Ordinary income
Short-term capital gains distributions.......................Ordinary income
Long-term capital gains distributions........................Capital gains
Sales or exchanges of shares held for more than one year.....Capital   gains  or
                                                             losses
Sales or exchanges of shares held for one year or less.......Gains  are  treated as ordinary income;
                                                             losses  are subject
                                                             to special rules

Because income and capital gains distributions are taxable you may want to avoid making a substantial investment in a taxable account when the Fund is about to declare a long-term capital gains distribution. Each January, the Fund issues tax information on its distributions for the previous year. Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because everyone's tax situation is unique, please consult your tax professional about your investment.


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                                 [Insert Design]
                                   Back Cover






                              FOR MORE INFORMATION

For investors who want more information on the Fund, the following documents are available free upon request:

Annual/Semi-annual reports. Contains performance data, lists portfolio holdings and contains a letter from the Fund's manager discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during the last fiscal year.

Statement of Additional Information (SAI). Provides a fuller technical and legal description of the Fund's policies, investment restrictions, and business structure. A current SAI is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference (is legally considered part of this prospectus).

To Obtain Information

By telephone
call 1-800-400-MIDAS

By mail    write to:
Midas Fund, Inc.
Box 419789
Kansas City, MO 64141-6789

By e-mail    write to:
info@mutualfunds.net

On the Internet    Fund documents
can be viewed online or downloaded from:
SEC http://www.sec.gov
Midas  http://www.mutualfunds.net


You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. The Fund's Investment Company Act file number is 811-4316.

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